UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 18, 2008
Date of Report (Date of earliest event reported)
Cuisine Solutions, Inc.
(Exact name of registrant as specified in its charter)

DE	001-32439	52-0948383

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

85 S. Bragg St. Suite 600, Alexandria, VA	22312

(Address of principal executive offices)	(Zip Code)
703-270-2900
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
8.01 Other Events
Signatures
EXHIBIT INDEX
EX-10.1 Restricted Stock Unit Agreement between Stanislas Vilgrain and Cuisine Solutions dated August 18, 2008.
EX-10.2 Restricted Stock Unit Agreement between Ronald Zilkowski and Cuisine Solutions dated August 18, 2008.
EX-10.3 Restricted Stock Unit Agreement between L. Felipe Hasselmann and Cuisine Solutions dated August 18, 2008.
EX-10.4 Restricted Stock Unit Agreement between Gerard Bertholon and Cuisine Solutions dated August 18, 2008.
EX-99.1 Press release dated August 20, 2008 announcing the new performance-based restricted stock unit program for its senior management.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(e)

On August 18, 2008, the Compensation Committee (the "Committee") of Cuisine Solutions, Inc. (the “Company”), approved certain performance-based restricted stock unit awards (“RSUs”) to the executive officers of the Company listed below:

Executive Officer	Number of Restricted Stock Units
Stanislas Vilgrain	126,000
Ronald Zilkowski	72,000
L. Felipe Hasselmann	72,000
Gerard Bertholon	60,000

               The RSU grants were made pursuant to the 2007 Equity Incentive Plan, which was previously approved by the stockholders of the Company.  Each RSU represents a contingent right to receive one share of the Company’s common stock. The actual number of shares that will be issued upon the vesting of the RSUs will range from 0 to the number of restricted stock units disclosed in the table above, based on the Company’s achievement of compound annual growth in pre-tax earnings per share (“CAGR”) from the 2006 level over the performance period, which is measured as of the end of fiscal years 2010, 2011, 2012 and 2013. If the minimum performance target of 8% CAGR is not met as of the end of any of fiscal years 2010, 2011, 2012 or 2013, no RSUs will vest and the grants will terminate.  Up to 10%, 15%, 20% and 100% of the total grant amount could vest at the end of fiscal years 2010, 2011, 2012 and 2013, respectively, with the number of RSUs vesting on a given vesting date being offset by the number of RSUs that have vested in prior years.  Unvested RSUs terminate on September 27, 2013.

                The restricted stock unit award agreements for the individuals referenced above are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and the description of these agreements is qualified in its entirety by reference to the full text of these agreements, each of which are incorporated herein by reference.

Item 8.01  Other Events

        On August 20, 2008, the Company issued a press release announcing the new performance-based restricted stock unit program for its senior management.  A copy of the press release is attached as Exhibit 99.1 hereto, and the information in Exhibit 99.1 is incorporated herein by reference.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cuisine Solutions, Inc.
Date: August 20, 2008	By:	/s/ Ronald Zilkowski
Ronald Zilkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-10.1	Restricted Stock Unit Agreement between Stanislas Vilgrain and Cuisine Solutions dated August 18, 2008.

EX-10.2	Restricted Stock Unit Agreement between Ronald Zilkowski and Cuisine Solutions dated August 18, 2008.

EX-10.3	Restricted Stock Unit Agreement between L. Felipe Hasselmann and Cuisine Solutions dated August 18, 2008.

EX-10.4	Restricted Stock Unit Agreement between Gerard Bertholon and Cuisine Solutions dated August 18, 2008.

EX-99.1	Press release dated August 20, 2008 announcing the new performance-based restricted stock unit program for its senior management.